SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 8,1998
         -----------------------------------------------------------------
                                                          (January 8,1998)
                                                          ----------------

                            Ames Department Stores, Inc.
                --------------------------------------------------
                (Exact Name of Registrant As Specified In Charter)



                                    Delaware
                  ----------------------------------------------
                  (State Or Other Jurisdiction Of Incorporation)


               1-5380                                 04-2269444
      ------------------------              ---------------------------------
      (Commission File Number)              (IRS Employer Identification No.)


      2418 Main Street; Rocky Hill, Connecticut             06067-2598
      -----------------------------------------             ----------
       (Address Of Principal Executive Offices)             (Zip Code)


                                  (860)257-2000
               ----------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
           -------------------------------------------------------------
           (Former Name Or Former Address, If Changed Since Last Report)


                             Exhibit Index on Page 4

                        Page 1 of 7 (Including Exhibits)

Item 5:     OTHER EVENTS
            ------------
                 Beginning on January 8,1998,  the Company will  distribute,  to certain of its banks and other lenders, principal trade vendors and factors, summaries of its financial results for the five and forty-eight weeks ended December 27, 1997. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

                 Sales for the five weeks  ended  December  27,  1997 were $11.0 million above the projections contained in the Form 8-K dated August 7, 1997 (the "Plan"). EBITDA (as defined in Exhibit 20) was $2.0 million better than Plan and $3.7 million better than last year.

                 Sales for the  forty-eight  weeks ended  December 27, 1997 were
            $7.9 million above Plan. EBITDA was $12.8 million better than Plan and $13.7 million better than last year.

                 As of December  27,  1997,  merchandise  inventories  were $5.9 million above Plan. Trade payables were $13.3 million above Plan. There were no borrowings outstanding under the Company's revolving line of credit.

                 The Company is  distributing  the monthly  results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 25, 1997, the Company's Form 8-K dated August 7, 1997 and the Company's Forms 10-Q for the fiscal quarters ended April 26, 1997, July 26, 1997 and October 25, 1997. The monthly results are being reported publicly because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.


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

                 For the past several years, the Company has  voluntarily  filed
            Forms  8-K  disclosing  its  monthly  results.   The  Company  has
            consistently indicated that it might cease making such disclosures at any time. The Company has now determined that, effective immediately, it will discontinue making such monthly disclosures of its financial results. The Company will of course continue to make all required filings, including annual, quarterly and periodic reports.

                 The monthly results were not examined,  reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.


Item 7:     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------


            Exhibit: 20    Financial Summary Results for the Five
                           and Forty-eight Weeks Ended December 27, 1997



                                     3 of 7

                                INDEX TO EXHIBITS








      Exhibit No.                   Exhibit                          Page No.
      -----------                   -------                          --------

          20          Financial Summary Results for the Five             6
                      and Forty-eight Weeks Ended December 27, 1997.



                                     4 of 7

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          AMES DEPARTMENT STORES, INC.
                                                  Registrant




Dated:  January 7, 1998           By:     /s/ Joseph R. Ettore
                                          --------------------
                                          Joseph R. Ettore
                                          President, Director, and
                                          Chief Executive Officer


Dated:  January 7, 1998           By:     /s/ Gregory D. Lambert
                                          ----------------------
                                          Gregory D. Lambert
                                          Senior Vice President,
                                          Finance


Dated:  January 7, 1998           By:     /s/ Mark von Mayrhauser
                                          -----------------------
                                          Mark von Mayrhauser
                                          Vice President, Controller




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